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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
December 19, 2006

GENZYME CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	0-14680 (Commission File Number)	06-1047163 (IRS Employer Identification Number)
500 Kendall Street, Cambridge, Massachusetts (Address of principal executive offices)		02142 (Zip Code)
Registrant's telephone number, including area code: (617) 252-7500

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

        We are a global biotechnology company dedicated to making a major positive impact on the lives of people with serious diseases. Our broad product portfolio is focused on rare genetic disorders, renal disease, orthopaedics, organ transplant, and diagnostic and predictive testing. We are organized into five financial reporting units, which we also consider to be our reporting segments:

  •
  Renal, which develops, manufactures and distributes products that treat patients suffering from renal diseases, including chronic renal failure. The unit derives substantially all of its revenue from sales of Renagel (including sales of bulk sevelamer) and Hectorol;

  •
  Therapeutics, which develops, manufactures and distributes therapeutic products, with an expanding focus on products to treat patients suffering from genetic diseases and other chronic debilitating diseases, including a family of diseases known as LSDs, and other specialty therapeutics, such as Thyrogen. The unit derives substantially all of its revenue from sales of Cerezyme, Fabrazyme and Thyrogen;

  •
  Transplant, which develops, manufactures and distributes therapeutic products that address pre-transplantation, prevention and treatment of acute rejection in organ transplantation, as well as other auto-immune disorders. The unit derives its revenue primarily from sales of Thymoglobulin and Lymphoglobuline;

  •
  Biosurgery, which develops, manufactures and distributes biotherapeutics and biomaterial products, with an emphasis on products that meet medical needs in the orthopaedics and broader surgical areas. The unit derives substantially all of its revenue from sales of Synvisc, the Sepra line of products, Carticel and MACI; and

  •
  Diagnostics/Genetics, which develops, manufactures and distributes raw materials and in vitro diagnostic products, and provides testing services for the oncology, prenatal and reproductive markets.

        Effective January 1, 2006, as a result of changes in how we review our business, certain general and administrative expenses, as well as research and development expenses related to our preclinical development programs, which were formerly allocated amongst our reporting segments and Other, are now allocated to Corporate.

        We have revised our segment disclosures as of December 31, 2005, 2004 and 2003 and for the years ended December 31, 2005, 2004 and 2003 to conform to our 2006 presentation. Exhibit 99 to this Current Report on Form 8-K includes:

  •
  our Management's Discussion and Analysis of Genzyme Corporation and Subsidiaries' Financial Condition and Results of Operations, reflecting our revised segment disclosures under the heading "Operating Expenses;"

  •
  our Management's Report on Internal Control Over Financial Reporting reflecting that the report of PricewaterhouseCoopers LLP, our independent registered accounting firm, is dated March 9, 2006, except for Note R, as to which the date is December 19, 2006;

  •
  the Report of Independent Registered Public Accounting Firm reflecting that the report of PricewaterhouseCoopers LLP is dated March 9, 2006, except for Note R, as to which the date is December 19, 2006; and

  •
  our audited, consolidated financial statements and notes thereto as of December 31, 2005 and 2004 and for the years ended December 31, 2005, 2004 and 2003, reflecting our revised segment disclosures in Note R, "Segment Information."

Item 9.01 Financial Statements and Exhibits.

  (d)
  Exhibits:

23	Consent of PricewaterhouseCoopers LLP. Filed herewith.
99
Our Management's Discussion and Analysis of Genzyme Corporation and Subsidiaries' Financial Condition and Results of Operations; our Management's Report on Internal Control Over Financial Reporting; the Report of Independent Registered Public Accounting Firm dated March 9, 2006, except for Note R, as to which the date is December 19, 2006; and our audited, consolidated financial statements and notes thereto as of December 31, 2005 and 2004 and for the years ended December 31, 2005, 2004 and 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENZYME CORPORATION
DATE: December 19, 2006	By:	/s/ MICHAEL S. WYZGA Michael S. Wyzga Executive Vice President, Finance; Chief Financial Officer; and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
23	Consent of PricewaterhouseCoopers LLP. Filed herewith.
99
Our Management's Discussion and Analysis of Genzyme Corporation and Subsidiaries' Financial Condition and Results of Operations; our Management's Report on Internal Control Over Financial Reporting; the Report of Independent Registered Public Accounting Firm dated March 9, 2006, except for Note R, as to which the date is December 19, 2006; and our audited, consolidated financial statements and notes thereto as of December 31, 2005 and 2004 and for the years ended December 31, 2005, 2004 and 2003.

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  Item 8.01. Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX